SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported): June 7, 2004

                           ARIAD PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-21696                 22-3106987
          --------                       -------                 ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

ITEM 5. OTHER EVENTS

        On June 7, 2004, the Registrant disseminated a Press Release announcing, for the first time, that sustained anti-tumor activity of its lead oncology product candidate, AP23573, was demonstrated - as a single agent - in two phase 1 clinical trials in patients with a broad spectrum of advanced, refractory and/or metastatic solid tumors. These initial results were obtained in patients with lung, kidney, bone, thyroid, liver and soft tissue cancers at well-tolerated dose levels of drug.

        The information contained in the Press Release dated June 7, 2004, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (c)  Exhibits.

             99.1 The Registrant's Press Release dated June 7, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    ARIAD PHARMACEUTICALS, INC.



                                                    By: /s/ Edward M. Fitzgerald
                                                       -------------------------
                                                       Edward M. Fitzgerald
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date: June 7, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                              Sequential
Number      Description                                              Page Number
-------     -----------                                              -----------

99.1        The Registrant's Press Release dated June 7, 2004.            4